                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 13, 1998


                      SULCUS HOSPITALITY TECHNOLOGIES CORP.
               (Exact Name of Registrant as Specified in Charter)

  Pennsylvania                 0-13226                            25-1369276
-----------------      ------------------------      ------------------------------------
(State or Other        (Commission File Number)      (IRS Employer Identification Number)
Jurisdiction of
 Incorporation)


     41 North Main Street, Greensburg, Pennsylvania                   15601
---------------------------------------------------------           ----------
      (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (724) 836-2000







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ITEM 5.           OTHER EVENTS.

         On June 13, 1998, Sulcus Hospitality Technologies Corp. and Tridex Corporation, a Connecticut corporation, executed a letter of intent with respect to an agreement in principle to combine the companies and their operations. The transaction is subject to execution of a definitive agreement and certain other conditions.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statement of Business Acquired.

            Not Applicable.

       (b)  Pro Forma Financial Information.

            Not Applicable.

       (c)  Exhibits.

            2.1 Letter of Intent, dated June 12, 1998 and acknowledged June 13, 1998.

            20.1  Press Release, dated June 15, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SULCUS HOSPITALITY TECHNOLOGIES CORP.



Dated: June 17, 1998                  By: /s/ JOHN W. RYBA
                                         --------------------------------------
                                         John W. Ryba
                                         Senior Vice President and
                                            Chief Legal Officer





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                                  EXHIBIT INDEX


EXHIBIT                   DESCRIPTION                                    PAGE
-------                   -----------                                    ----

   2.1       Letter of Intent, dated June 12, 1998 and acknowledged        5
             June 13, 1998

  20.1       Press Release, dated June 15, 1998                            10